EXHIBIT 10.14


FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT


This First Amendment to Revolving Credit and Security Agreement (the "Amendment") is entered into as of the 15th day of December, 1997, by and between nSTOR CORPORATION, INC., a Delaware corporation (the
"Borrower"), and First Union National Bank, as successor by merger to First Union National Bank of Florida, a national banking corporation (the "Bank").


W I T N E S E T H:


WHEREAS, Borrower and Bank entered into that certain Revolving Credit and Security Agreement dated May 29,1997 (the "Agreement"); and

WHEREAS, Borrower and Bank desire to modify certain of the terms and provisions of the Agreement.

NOW THEREFORE, for good and valuable considerations, the receipt of which is hereby acknowledged, Borrower and Bank hereby modify the Agreement as follows:

1.   Loan Maturity Date: The term "Loan Maturity Date" as defined in Section
1.1 is hereby modified to read as follows:

     "Loan Maturity Date" shall mean February 27, 1998, or such earlier date as the Bank shall demand payment.

2. Maximum Loan Amount: The term "Maximum Loan Amount" as defined in Section 1.1 of the Agreement is hereby modified to read as follows:

     "Maximum Loan Amount" shall mean Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00) or such other amount as the Bank may consent to in writing from time to time.

3. Financial Covenants. The Bank does hereby waive any non-compliance by Borrower as of the quarter ending September 30, 1997, and continuing until the Loan Maturity Date, with the financial covenants set forth in Sections 5.26(c) and 5.26(e) of Exhibit 5.26.

4. Reaffirmation. Except as hereby modified, the Agreement is reaffirmed in its entirety.

     BORROWER:

     nSTOR CORPORATION, INC.

                         /s/ Michael Wise
     BY:___________________________________________
                          Michael Wise

     BANK:

     FIRST UNION NATIONAL BANK

                         /s/ Gary Walker
     BY:___________________________________________
                        Gary Walker - Vice President



             New York
STATE OF  ______________)
             Nassau     )
COUNTY OF ______________)

The foregoing instrument was acknowledged before me this 8th day of December 1997, by_______________________, as ______________________ of
nSTOR CORPORATION, INC., a Delaware corporation, who [ ] is personally known to me or [x] who has produced New York State Drivers License as identification.


    /s/ Roberta Caponi
_________________________________
(Signature of person taking  acknowledgment)

____________________________________
(name of officer taking acknowledgment)

Seal:


STATE OF FLORIDA _________)
                          )
COUNTY OF DADE ___________)

The foregoing instrument was acknowledged before me this ____ day of December 1997, by Gary Walker, as Vice President of First Union National Bank, a national banking corporation, who [ ] is personally known to me or [ ] who has produced ______________________________ as identification.


      /s/ Elisa Acosta
____________________________________
(Signature of person taking  acknowledgment)

____________________________________
(name of officer taking acknowledgment)

                                   Seal:

EXHIBIT 10.15


SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY
AGREEMENT


This Second Amendment to Revolving Credit and Security Agreement (the "Amendment") is entered into as of the 27th day of February, 1998, by and between nSTOR CORPORATION, INC., a Delaware corporation (the
"Borrower"), and First Union National Bank, as successor by merger to First Union National Bank of Florida, a national banking corporation (the "Bank").

W I T N E S E T H:

WHEREAS, Borrower and Bank entered into that certain Revolving Credit and Security Agreement dated May 29,1997 as amended on December 15, 1997 (as amended, the "Agreement"); and

WHEREAS, The Loan Maturity Date was February 27, 1998; and

WHEREAS, Borrower has requested Bank to extend the Loan Maturity Date to June 30, 1998; and

WHEREAS, Bank is willing to extend the Loan Maturity Date to June 30, 1998, subject to and conditioned upon the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable considerations, the receipt of which is hereby acknowledged, Borrower and Bank hereby modify the Agreement as follows:

1.   Loan Maturity Date: The term "Loan Maturity Date" as defined in Section
1.1 of the Agreement is hereby modified to read as follows:

     "Loan Maturity Date" shall mean June 30, 1998, or such earlier date as the Bank shall demand payment.

2. Maximum Loan Amount: The term "Maximum Loan Amount" as defined in Section 1.1 of the Agreement is hereby modified to read as follows:

     (a) "Maximum Loan Amount" shall mean until April 30, 1998, the amount of Three Million Two Hundred Fifty Thousand Dollars ($3,250,000.00) or such other amount as the Bank may consent to in writing from time to time.

     (b) Commencing on April 30, 1998 and continuing thereafter until the Loan Maturity Date, the "Maximum Loan Amount" shall be Three Million Dollars ($3,000,000.00), or such other amount as the Bank may consent to in writing from time to time, subject to the provisions of subsection 3 hereinbelow.

3.   Additional Collateral in Lieu of Decrease in Maximum Loan Amount.

The Borrower shall have the right and option to deliver and pledge to the Bank a Certificate of Deposit or a Money Market Pledge in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) on or before April 30, 1998 as additional collateral for the Revolving Loan. The Certificate of Deposit or Money Market Pledge shall be issued by Bank upon receipt of $250,000.00 from Borrower (and/or from Guarantor, nSTOR TECHNOLOGIES, INC.)
designated for use as a Certificate of Deposit or a Money Market Pledge, and shall mature not earlier than July 1, 1998, and shall be held by Bank. If Borrower (and/or Guarantor) does deliver and pledge the Certificate of Deposit or Money Market Pledge with Bank on or before April 30, 1998, then notwithstanding the provisions of subsection 2(b) above, the Maximum Loan Amount between April 30, 1998 and the Loan Maturity Date shall be Three
Million Two Hundred Fifty Thousand Dollars ($3,250,000.00).

4. Subordination. Borrower agrees that all loans to Borrower from any person or entity other than the Bank (excepting only the Permitted Debit as defined in the Agreement) shall be fully subordinate to the Revolving Loan held by Bank. Borrower agrees that except for nSTOR TECHNOLOGIES, INC., which previously executed a Continuing Subordination Agreement, it shall obtain the execution by each creditor of Borrower of a Subordination Agreement in the form attached hereto as Exhibit A and shall deliver it to Bank prior to accepting any loans from any creditor. Borrower further acknowledges and agrees that it will not pay any principal to any creditor, except the Permitted Debt described in the Agreement, until the Revolving
Note is paid in full and the Agreement terminated.

5. Waiver of Claims. As a material inducement for Bank to execute this Amendment, Borrower does hereby waive and release, acquit, satisfy and forever discharge Bank and its affiliates and assignees from any and all claims, counterclaims, defenses, actions, causes of action, suits, controversies, agreements, promises and demands whatsoever in law or in equity which Borrower hereafter can, shall or may have against Bank, its affiliates or assignees, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof arising out of or in connection with the Revolving
Loan. In addition, and without limiting the generality of the foregoing, and in consideration of the Bank's execution of this Amendment, Borrower covenants with and warrants unto Bank, and its affiliates and assignees, that there exist no claims, counterclaims, defenses, objections, offsets or claims of offsets against Bank or against the obligation of the Borrower to pay the indebtedness evidenced by the Revolving Note to Bank when and as the same become due and payable.

6. Financial Covenants. The Bank does hereby waive any non-compliance by Borrower as of the quarter ending March 31, 1998, and continuing until the Loan Maturity Date, with the financial covenants set forth in Sections 5.26(c) and 5.26(e) of Exhibit 5.26.

7.   Reaffirmation.   Except as hereby modified, the Agreement is reaffirmed
in its entirety.

BORROWER:

nSTOR CORPORATION, INC.

        /s/ Michael L. Wise
By:________________________________



BANK:

FIRST UNION NATIONAL BANK

       /s/ Gary Walker
By:________________________________
        Vice President


                  New York
STATE OF  _________________________)
                  Nassau           )
COUNTY OF__________________________)


The foregoing instrument was acknowledged before me this 12th day of March
1998, by   Michael L. Wise, as Vice President of nSTOR CORPORATION,
INC., a Delaware corporation, who [ ] is personally known to me or [x] who has produced New York State Drivers License as identification.

      /s/ Roberta Caponi
____________________________________
(Signature of person taking  acknowledgment)

____________________________________
(name of officer taking acknowledgment)

Seal:

STATE OF FLORIDA)
                )
COUNTY OF DADE  )

The foregoing instrument was acknowledged before me this 9th day of March 1998, by Gary Walker, as Vice President of First Union National Bank, a national banking corporation, who [x] is personally known to me or [ ] who has produced ______________________________ as identification.

     /s/ Elisa Acosta
____________________________________
(Signature of person taking  acknowledgment)

____________________________________
(name of officer taking acknowledgment)

Seal:

EXHIBIT A


SUBORDINATION AGREEMENT

_________________, 1998


TO:  First Union National Bank
     4299 N.W. 36th Street
     Miami Springs, FL 33166

The undersigned, as a creditor of nSTOR CORPORATION, INC., a Delaware corporation, (hereinafter referred to as Borrower), know that Borrower desires to obtain credit accommodation from you and that you are willing to extend credit accommodation to Borrower from time to time, when and in such amounts as you deem advisable, provided this Subordination Agreement shall be and remain in full force and effect. To induce you to give such credit accommodation to Borrower, I agree that:

1.)   Any indebtedness now existing or hereafter contracted for and owing by Borrower to you, notice of the creation, existence, extension and renewal of which indebtedness being hereby waived by me, shall be paid in full (including all expenses and costs pertaining thereto), prior to payment of any part of any principal of all indebtedness now existing or hereinafter contracted and owing by Borrower to me, and that I shall receive no additional security from Borrower for such indebtedness to me, nor assert any right, to which I may have or become entitled against the Borrower or any of its properties, so long as Borrower shall be indebted to you, without your prior written consent.

2.)   No interest under any such note(s), security instrument(s) or other instrument evidencing the Borrower's indebtedness to me, has been previously assigned, pledged or transferred by me, in whole or in part, in any manner whatsoever.

3.) All such indebtedness of Borrower to me, now existing or hereafter contracted, is hereby assigned to you as security for the payment of all such indebtedness of Borrower to you and nothing in this agreement shall by implication diminish the effect of the assignment contained in this paragraph.

4.)   In any proceeding to wind up the affairs of Borrower, whether in bankruptcy or otherwise, or for an arrangement with creditors, or for reorganization of Borrower, you shall have the right to prove and vote my claim and to receive all distributions thereon.

5.)   Any such notes or other evidence of indebtedness which have been or shall be issued to me by Borrower shall be endorsed with a memo reading:
"Payment of the instrument is subordinated to all debts now or hereafter owed by maker to First Union National Bank."

6.)   Upon any breach of this agreement by me or Borrower, all
indebtedness then owing by Borrower to you shall, at your option, become due and payable at once. Any funds or property of any kind received by me in violation of this agreement shall be held by me in trust for you and shall be immediately forwarded, paid or delivered over to you properly endorsed or transferred to your order. Your waiver of earlier breaches hereunder shall not be construed as waiver of any later breach. This agreement shall remain in full force and effect until released in writing by you, and any such termination shall in no manner impair or affect my liability then existing to you hereunder, or the priority of any claim held by you against the Borrower at the time of such termination.

7.)   Notwithstanding anything to the contrary contained herein, this subordination agreement shall not apply to payments of accrued interest only to the undersigned creditor provided that Borrower is not in default under any loan from you.

Borrower joins in the foregoing agreement which shall be binding upon all parties hereto and their respective heirs, assigns, successors, executors and administrators.


CREDITOR
                                       nSTOR CORPORATION, INC.


_________________________              By:_____________________________


Address of Creditor:

__________________
__________________
__________________

EXHIBIT 10.16


AMENDED AND RESTATED PROMISSORY NOTE

U.S. $2,000,000.00                                March 5, 1998


     FOR VALUE RECEIVED, the undersigned nSTOR TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 100 Century Boulevard, West Palm Beach, Florida 33417; FAX:(561)640-3160 (hereinafter called "Maker") hereby promises to pay to the order of H. Irwin Levy, an individual resident of the State of Florida, with a business address at 100 Century Boulevard, West Palm Beach, Florida 33417; Fax:(561)640-3160, (hereinafter called "Payee") at the address of Payee's principal place of business stated above, or at such other place as the Payee may designate in writing, the sum of TWO MILLION and 00/100ths U.S. Dollars (U.S. $2,000,000.00) (the "Principal Amount"), plus interest on the outstanding balance of the Principal Amount at the rate of ten percent (10%) per annum, payable monthly, from the date hereof until the date when said sum is paid in full in accordance with the terms hereof. The entire Principal Amount plus all accrued interest thereon shall be due and payable in full on September 5, 1999.

     This note evidences an obligation under, and pursuant to the terms of, an Amended and Restated Loan Agreement, dated of even date herewith (the "Loan Agreement"), between Payee and Maker. This note is secured by that certain Amended and Restated Security Agreement, dated of even date herewith (the "Security Agreement"), between Maker and Payee and certain other parties.

     Each of the following shall constitute an event of default ("Event of Default") hereunder: (i) failure by Maker to pay the Principal Amount plus all accrued interest thereon in full on or before the date when due hereunder, (ii) occurrence of an "Event of Default" under the Loan Agreement (an "Event of Default" as defined therein), or (iii) occurrence of an "Event of Default" under the Security Agreement (an "Event of Default" as defined therein).

     Upon the occurrence of an Event of Default hereunder, the entire unpaid amount of this note shall thereupon be immediately due and payable, and the Payee shall have all rights and remedies provided under this note, the Loan Agreement, the Security Agreement, and applicable law.

     Maker shall have the right, in Maker's discretion at any time, without payment of premium or penalty, or prepay in whole or in part the unpaid balance of this note.

     Payment of this Note is subject to all of the terms and conditions of the Loan Agreement.

     This note shall be governed by and construed under the laws of the State of Florida. The exclusive venue for any litigation in connection with or arising out of this note shall be Palm Beach County, Florida, and the Maker hereby consents and submits to the jurisdiction of the state and federal courts sitting in Palm Beach County, Florida.

     MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.


nSTOR TECHNOLOGIES, INC.

         /s/ Mark F. Levy
By: __________________________________

         Mark F. Levy
Name: ________________________________

             President
Title: _______________________________

EXHIBIT 10.17


AMENDED AND RESTATED LOAN AGREEMENT

This Amended and Restated Loan Agreement (the "Agreement") is made as of the 5th day of March, 1998 by and between nSTOR TECHNOLOGIES, INC. a Delaware corporation, with its principal place of business at 100 Century Boulevard, West Palm Beach, Florida 33417; Fax: (561) 640-3160 (the "Borrower") and H. Irwin Levy, an individual resident of the State of Florida, with a business address at 100 Century Boulevard, West Palm Beach, Florida 33417; Fax: (561) 640-3160 (the "Lender").

Lender has lent Borrower an aggregate of $2,100,000 since September 16, 1997 (the "Loan"). The Loan is evidenced by a promissory note in the principal amount of $1,000,000 dated September 16, 1997, a promissory note in the principal amount of $600,000 dated February 17, 1998 (collectively, the "Prior Notes") and a convertible subordinated debenture in the principal amount of $500,000 (the "Debenture"). In connection with the issuance of the Notes, Borrower and Lender entered into loan agreements dated September 16, 1997 and February 17, 1997, respectively (the "Loan Agreements"). In consideration of the cancellation and surrender of the Notes and the Debenture by Lender, Lender and Borrower desire to amend and restate the Loan Agreements in accordance with the terms and conditions set forth herein:

A.    Loan and Note.

1. Subject to the terms and conditions of this Agreement, Lender agrees to lend to Borrower, the principal amount of TWO MILLION and no/100 United States Dollars ($2,000,000.00), as may be amended, renewed, increased, restated, replaced, or otherwise modified from time to time (the "Amended Loan"). The Amended Loan shall be evidenced by an amended and restated promissory note of Borrower payable to order of Lender of even date herewith, in the form attached hereto and incorporated herein as Exhibit "A", as may be amended, renewed, increased, restated, replaced, or otherwise modified from time to time (the "Note"), and shall bear interest at the rate and be subject to such repayment and other terms as set forth therein and herein.

2. The proceeds of the Amended Loan are to be used by the Borrower solely as working capital in the ordinary course of Borrower's business.

3. Upon execution hereof, Lender shall surrender the Prior Notes and the Debenture to Borrower for cancellation and Borrower shall pay Lender

$100,000 in cash plus all accrued and unpaid interest as of the date hereof under the Prior Notes and the Debenture.

B.    Collateral Security.    The Borrower's obligations under this
Agreement and the Note shall be secured by a security interest (the "Security Interest") in all assets of the Borrower pursuant to an amended and restated security agreement of even date herewith, in the form attached hereto as Exhibit B (the "Security Agreement"). The security interest granted to Lender pursuant to the Security Agreement shall be (i) subordinated to (A) the security interest in favor of First Union National Bank N.A. (the "First Union Security Interest") as evidenced by the loan or credit agreement in effect between First Union National Bank N.A. and the nStor Corporation, Inc. ("NCI") as of the date hereof and the UCC-1 Financing Statement relating thereto filed of record with the Secretary of State of the State of Florida as of the date hereof, (B) a security interest in all assets of the Borrower and NCI to be given hereafter in favor of Congress Financial Corporation (Florida), or a similar lender, bank or financial institution (the "Congress Security Interest"), to secure a revolving line of credit to NCI, and (C) the security interests granted under other "Senior Indebtedness" (as hereinafter defined) (the "Senior Indebtedness Security Interest") (the First Union Security Interest, the Congress Security Interest and the Senior Indebtedness Security Interest are collectively referred to hereinafter as the "Permitted Liens"); and (ii) pari passu with (A) all security interests granted or granted hereafter to H. Irwin Levy, and (B) the security interests granted to other lenders as of the date hereof (the "Pari Passu Liens"). The Borrower shall execute and deliver and cause to be executed and delivered such further instruments and documents, including without limitation UCC-1 Financing Statements, as shall be reasonably necessary and proper to effectuate the granting and perfection of the Security Interest. The Lender shall execute and deliver such further instruments and documents as shall be reasonably necessary and proper to reflect the subordination of the Security Interest to the Permitted Liens. For purposes of this Agreement, Senior Indebtedness shall mean all indebtedness, obligations and liabilities of Borrower to banks and other financial institutions now existing or hereafter arising.

C. Loan Documents. This Agreement, the Note, the Security Agreement, as the same may be amended, renewed, increased, restated, replaced, or otherwise modified from time to time, together with such financing statements, subordination agreements, and other instruments and documents as shall be delivered in connection therewith shall be referred to collectively herein as the "Loan Documents".

D.    Warrants.

      1. As additional consideration for the Amended Loan, the Borrower hereby agrees to issue to Lender warrants to purchase 666,666 shares of the Borrower's common stock (the "Warrants"), par value $0.05 per share (the "Common Stock"). The Warrants shall have a term of three (3) years and the exercise price of the Warrants shall be $1.50 per share of Common Stock.

      2. Upon execution hereof, Lender shall surrender the warrant to purchase 53,334 shares of Common Stock dated February 17, 1998 (the "Prior Warrant") to Borrower for cancellation.

E.    Covenants of Borrower

      Borrower hereby covenants and agrees with Lender as follows:

      1. To duly and punctually perform, observe and comply with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with hereunder and under the Loan Documents. Borrower will not suffer or permit any Event of Default (as hereinafter defined) to exist hereunder or thereunder. Borrower will promptly give notice in writing to Lender of the occurrence of any event or circumstance materially affecting in an adverse manner Borrower's ability to repay the Amended Loan.

      2. The Borrower shall not use the proceeds of the Amended Loan for any purpose other than the permitted purposes set forth in Section A(2) of this Agreement.

F.    Representations and Warranties of Borrower.   As a condition to and
as an inducement to the Lender to make the Amended Loan hereunder, Borrower hereby represents, warrants and certifies to the Lender that as of the date hereof, for so long as any portion of the Amended Loan, or any accrued interest thereon, is outstanding and not paid to Lender in full and for so long as any of Borrower's obligations under any of the Loan Documents have not been satisfied, each of the following statements is and will remain true and correct in all respects:

      1. The execution and delivery of the Loan Documents, and the performance by the Borrower of its obligations thereunder, will not be in conflict with, or constitute (with or without the passage of time or giving of notice) a breach or default under, or require any consent or waiver (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon the assets of the Borrower under (i) any provision of the articles of incorporation or bylaws of the Borrower as in effect on the date hereof, (ii) any instrument, mortgage, deed of trust, contract or agreement to which the Borrower is a party or by which it is bound, or
(iii) any judgment, decree or order of a court, tribunal or governmental authority by which the Borrower is bound.

      2. Each of the Loan Documents to which Borrower is a party has been duly authorized and validly executed by the Borrower pursuant to all requisite corporate action of the Borrower, and is and will remain the duly valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

      3. Neither the Borrower nor any of its properties or assets are bound by, subject to or affected by any note, indebtedness, bond, mortgage, lien, indenture, deed of trust, or other similar instrument or obligation other than: (i) those established pursuant to the Loan Documents, (ii) those underlying or those which may hereafter be established as and underlying the Permitted Liens or the Pari Passu Liens, and (iii) debt incurred in the ordinary course of business of the Borrower.

      4. Neither the Borrower nor any of its properties or assets are subject to any order, writ, injunction, directive or decrees or statute, rule or regulation not applicable to Florida corporations generally.

      5. No authorizations, approvals, consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Borrower of any of the Loan Documents to which it is a party or for the validity or enforceability thereof, except for the filings and recordings of UCC-1 Financing Statements pursuant to the Loan Documents.

      6. Except as set forth on Schedule A attached hereto, there are no actions, suits, proceedings or investigations pending or threatened, including without limitation, actions, suits or proceedings relating to product or service liability claims, against or affecting the Borrower or any of its properties or business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, whether as plaintiff or defendant, which individually or in the aggregate could have a material adverse effect on the properties, operations or financial condition of the Borrower. There is no state of facts or contemplated event which may reasonably be expected to give rise to such claim, action, suit, proceeding or investigation which could have a material adverse effect on the properties, operations or financial condition of the Borrower. The Borrower is not operating under, or subject to, or in default with respect to, any judgment, order, writ, injunction, rule, regulation or decree of any court or federal, state, municipal or other governmental agency or body, domestic or foreign.

      7. The Borrower is not in violation of, or default under (i) any instrument, mortgage, deed of trust, contract or agreement to which it is a party or by which it is bound, or (ii) any provision of the articles of incorporation or bylaws of the Borrower.

      8. There are no liens, mortgages, encumbrances, security interests or rights of third parties with respect to the Collateral (as defined in the Security Agreement) other than as permitted under the Loan Documents.

      9. As of the date hereof, after taking into account the transactions contemplated by the Loan Documents, the fair value of the Borrower or any and all property (tangible and intangible) of the Borrower is greater than the total amount of liabilities, including any contingent liabilities, of the Borrower.

      10. As of the date hereof, after taking into account the transactions contemplated by the Loan Documents, the present fair salable value of the Borrower or of the assets (tangible or intangible) of the Borrower is not less than the amount that will be required to pay the probable liabilities of the Borrower on its existing debts as the debts become absolute and matured.

      11. As of the date hereof, after taking into account the transactions contemplated by the Loan Documents, the Borrower is able to realize upon its assets (tangible and intangible) and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business.

      12. The Borrower owns, holds or licenses all material patents, trademarks, franchises, licenses, permits, rights-of-way and consents as are required or necessary to own its material properties and assets and to conduct its businesses as presently conducted.

      13. As of the date hereof, after taking into account the transactions contemplated by the Loan Documents, the Borrower does not have an unreasonably small capital, taking into consideration, among other things, the following:

      (a)  The cash and other current assets of the Borrower;

      (b) The experience of the management in operating the business and in acquiring and disposing of assets;

      (c)  Contingent liabilities of the Borrower;

      (d) The amortization requirements of all long-term debt and the anticipated interest payable on all debt; and

      (e) Customary terms of trade payables in the business in which the Borrower is engaged.

G. Events of Default. The following events shall constitute "Events of Default" hereunder:

      1. Borrower fails to pay any principal, interest, or other amount due on any indebtedness owed Lender under the Loan Documents within ten
(10) days after any such amount becomes due in accordance with the terms thereof or hereof;

      2. There occurs an "Event of Default" under the Security Agreement or under the Note (as "Event of Default" is defined in those documents respectively) or Borrower fails to fully and promptly perform any agreement, term, covenant, or condition of this Agreement, the Note or the Security Agreement;

      3. There occurs an event of default under any other instrument, agreement or document evidencing indebtedness from the Borrower to any other person or entity;

      4. Borrower liquidates or dissolves, Borrower commences, or consents to or acquiesces in, a voluntary proceeding in bankruptcy or insolvency; Borrower applies for, or consents or acquiesces in, the appointment of a receiver for all or a substantial part of its property; Borrower makes an assignment for the benefit of creditors; or Borrower is unable to pay its debts as they mature or admits in writing its inability to pay it debts as they mature;

      5. An involuntary proceeding in bankruptcy or insolvency is commenced against Borrower; a receiver is involuntarily appointed for all or a substantial part of the property of Borrower; or an order is entered for the issuance of a warrant of attachment, execution, distraint, or similar process against all or a substantial part of the property of Borrower; and

      6. Any breach of a representation, warranty or covenant made by Buyer hereunder or if any representation or warranty made by Buyer hereunder is untrue.

H.    Remedies of Lender.   Borrower agrees that the occurrence of such
Event of Default shall constitute a default under each of the Loan Documents, and, other than as provided in Section F.1 hereof, in the event such Event of Default shall continue unremedied for a period of thirty
(30) days after the earlier to occur of (i) an officer of Borrower becomes aware of such default or (ii) notice of such default to the Borrower by the Lender, Lender shall be entitled to: (1) accelerate and declare immediately due and payable all indebtedness evidenced by this Agreement and the Note; (2) exercise any and all of the various remedies therein provided herein, in the Note, in the Security Agreement and in any other of the Loan Documents; and (3) cumulatively exercise all other rights, options and privileges, and remedies provided by law or in equity.

I. Notices. All notices, requests and other communications to either party hereunder shall be in writing and shall be given to such party at its address or telefax number set forth at the beginning of this Agreement or such other address or telefax number of which such party may hereafter give notice to the other. Each such notice, request or other communication shall be effective (i) if given by telefax, upon transmission with a machine-generated transmittal confirmation, (ii) if given by mail, 72 hours after such communication is deposited in the United States mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

J.    Miscellaneous

      1. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, permitted successors and permitted assigns of such party shall be included, and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, permitted successors and permitted assigns, whether so expressed or not.

      2. The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

      3. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      4. This Agreement shall be governed in its enforcement, construction and interpretation by the laws of the State of Florida, without reference to principles of conflict of laws.

      5. In the event any legal proceedings are instituted between the parties concerning this Agreement or the Note, the prevailing party shall be entitled to recover its costs of suit, including reasonable attorneys' fees, at both trial and appellate levels from the losing party.

      6. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN.

      7. This Agreement may not be amended or modified except by a writing signed by both parties hereto.

      8. The exclusive venue for any litigation in connection with or arising out of this Agreement or the Note shall be Palm Beach County, Florida.

      9. This Agreement, the Note, the Security Agreement and the other Loan Documents shall constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and there are no other agreements or understandings, oral or written, that are not merged herein or superseded hereby.

      10. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first set forth above.

BORROWER

nSTOR TECHNOLOGIES, INC.

      /s/  Mark F. Levy
By:_____________________________
   Name:   Mark F. Levy
   Title:  President


LENDER

    /s/ H. Irwin Levy
_______________________________
H. Irwin Levy

EXHIBIT 10.18


PROMISSORY NOTE


U.S. $1,000,000.00                               March 5, 1998



FOR VALUE RECEIVED, the undersigned nSTOR TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 100 Century Boulevard, West Palm Beach, Florida 33417; Fax: (561) 640-3160 (hereinafter called "Maker") hereby promises to pay to the order of Fairway Partnership, a Minnesota general partnership ("Fairway"), with a business address at 5217 Wayzata Boulevard, Suite 212, Minneapolis, Minnesota 44316; Phone: (612) 546-6400, Fax: (612) 546-1928 (hereinafter called "Payee") at the address of Payee's principal place of business stated above, or at such other place as the Payee may designate in writing, the sum of ONE MILLION and 00/100ths U.S. Dollars (U.S. $1,000,000.00) (the "Principal Amount"), plus interest on the outstanding balance of the Principal Amount at the rate of ten percent (10%) per annum, payable monthly, from the date hereof until the date when said sum is paid in full in accordance with the terms hereof. The entire Principal Amount plus all accrued interest thereon shall be due and payable in full on September 5, 1999.

This note evidences an obligation under, and pursuant to the terms of, a Loan Agreement, dated of even date herewith (the "Loan Agreement"), between Payee and Maker. This note is secured by that certain Amended and Restated Security Agreement, dated of even date herewith (the "Security Agreement") between Maker, Payee and certain other parties.

Each of the following shall constitute an event of default ("Event of Default") hereunder: (i) failure by Maker to pay the Principal Amount plus all accrued interest thereon in full on or before the date when due hereunder, (ii) occurrence of an "Event of Default" under the Loan Agreement (an "Event of Default" as defined therein), or (iii) occurrence of an "Event of Default" under the Security Agreement (an "Event of Default" as defined therein).

Upon the occurrence of an Event of Default hereunder, the entire unpaid amount of this note shall thereupon be immediately due and payable, and the Payee shall have all rights and remedies provided under this note, the Loan Agreement, the Security Agreement, and applicable law.

Maker shall have the right, in Maker's discretion at any time, without payment of premium or penalty, to prepay in whole or in part the unpaid balance of this note.

Payment of this Note is subject to all of the terms and conditions of the Loan Agreement.

This note shall be governed by and construed under the laws of the State of Florida. The exclusive venue for any litigation in connection with or arising out of this note shall be Palm Beach County, Florida, and the Maker hereby consents and submits to the jurisdiction of the state and federal courts sitting in Palm Beach County, Florida.

MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.



nSTOR TECHNOLOGIES, INC.

      /s/ Mark F. Levy
By:____________________________
     Mark F. Levy, President

EXHIBIT 10.19


AMENDED AND RESTATED SECURITY AGREEMENT


This AMENDED AND RESTATED SECURITY AGREEMENT ("Agreement") made and entered into this 5th day of March, 1998, by nSTOR TECHNOLOGIES, INC., a Delaware corporation, with its principal place of business at 100 Century Boulevard, West Palm Beach, Florida 33417; Fax: (561) 640-3160 ("Debtor") in favor of H. Irwin Levy, an individual resident of the State of Florida ("Levy"), with a business address at 100 Century Boulevard, West Palm Beach, Florida 33417; Fax: (561) 640-3160, Fairway Partnership, a Minnesota general partnership ("Fairway"), with a business address at 5217 Wayzata Boulevard, Suite 212, Minneapolis, Minnesota 44316; Phone: (612) 546-6400, Fax: (612) 546-1928, Herbert Gimmelstob, an individual resident of the State of Florida ("Gimmelstob"), with a business address at 777 Glades Road, Boca Raton, Florida 33434; Phone: (561) 852-2915, and Bernard
A. Marden, an individual resident of the State of Florida ("Marden"), with a business address at 1290 South Ocean Boulevard, Palm Beach, Florida 33480; Phone: (561) 833-2001 ("Marden") (Levy, Fairway, Gimmelstob and Marden are collectively referred to as the "Secured Parties");


WITNESSETH:


WHEREAS, each of Fairway, Gimmelstob and Marden have entered into Loan Agreements of even date herewith with Debtor (collectively, the "New Loan Agreements");

WHEREAS, Levy and Debtor have entered into an Amended and Loan Agreement of even date herewith (the "Amended and Restated Loan Agreement", together with the New Loan Agreements, the "Loan Agreements");
and

WHEREAS, pursuant to the Loan Agreements, as security for payment of the indebtedness due thereunder and under the Promissory Notes of even date therewith delivered pursuant to the Loan Agreement (the "Notes"), and in consideration of the financial accommodations and agreements therein contained, Debtor agreed to grant to Secured Parties a lien and security interest in all assets now owned or hereafter acquired by Debtor;

WHEREAS, Debtor and Levy desire to amend and restate their Security Agreements dated September 16, 1997, February 11, 1998 and February 17, 1998 (the "Prior Security Agreements") to include Fairway, Gimmelstob and Marden as secured parties;

NOW, THEREFORE, in consideration of the foregoing, Debtor and Secured Parties hereby agree to amend and restate the Prior Security Agreements as follows:

1. Definitions. When used herein, the following capitalized defined terms shall have the following respective meanings:

"Account Debtor" shall mean the party obligated on or under any Account Receivable.

"Account Receivable" shall mean (a) any present or future right of the Debtor to receive and collect payment for goods or services now or hereafter rendered, to an Account Debtor, (b) all present and future chattel paper and instruments acquired by the Debtor drawn, made, issued or otherwise created in connection with any transaction giving rise to an

Account Receivable and any proceeds thereof, (c) all present and future rights of the Debtor to proceeds of any insurance, indemnity, warranty or guaranty with respect to any goods sold or leased or services rendered in a transaction giving rise to an Account Receivable, (d) all present and future rights of the Debtor to claim for damages arising out of a breach of or default under any contract, to terminate any contract giving rise to any Account Receivable, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (e) all goods in the Debtor's possession or held for the Debtor's account the sale or lease of which shall have given rise to an Account Receivable and the proceeds of any resale or subsequent lease thereof, and (f) all present and future rights of Debtor to receive cash, property or other distributions from any partnership arising out of or in connection with Debtor's interest as a limited or general partner in such partnership.

"Chattel Paper" shall mean all of Debtor's now owned or hereafter acquired chattel paper, such term having the broadest meaning attributable to it under the Uniform Commercial Code in force in the state of Florida (hereinafter the "Uniform Commercial Code").

"Collateral" shall mean all right, title and interest of the Debtor in and to (i) any Account Receivable, (ii) all Inventory, (iii) all Equipment,
(iv) all Fixtures, (v) all Personal Property, (vi) all Chattel Paper,
(vii) all General Intangibles, (viii) all Documents, (ix) all Instruments,
(x) all bank accounts, cash, stock and all other assets of any nature or kind now owned or hereafter acquired by Debtor, and all interest of Debtor in any of the foregoing, together with (xi) all additions to, substitutions for and all proceeds, products and accessions of any and all property described and designated as (i) through (x) above and all proceeds, monies, income, products and benefits attributable or accruing to any of the foregoing property and which Debtor is or may hereafter become entitled to receive on account of said property.

"Default" shall mean the occurrence of any one or more of the following events: (a) the Debtor's failure to pay, when due, any amount payable in respect of all or any portion of the Indebtedness; (b) the loss, theft, destruction or encumbrance of, or substantial damage to, the Collateral or any portion thereof or the making of any levy, seizure or attachment thereof or therein; (c) the Debtor's failure to refusal to perform, or breach or violation of any of the terms, covenants, representations or warranties of, or occurrence of any event of default under this Agreement, the Loan Agreements, the Notes or any other instrument, document or agreement evidencing, securing or relating to any portion of the Indebtedness; (d) the Debtor's failure to pay debts as and when due and payable, or the making of any assignment by Debtor for the benefit of creditors; (e) the commencement of any proceedings by or against Debtor under any insolvency, bankruptcy or other debtor relief laws in any jurisdiction, including without limitation any such proceedings seeking the liquidation, arrangement, or reorganization of the Debtor under any bankruptcy or insolvency procedure, or any formal or informal proceeding for the liquidation, dissolution or settlement of claims by or against the Debtor; (f) any application for the appointment of a receiver for the assets of Debtor, (g) the entry of a judgment against the Debtor or (h) the occurrence of an Event of Default under the Loan Agreements or the Notes (as Event of Default is defined therein).

"Documents" shall mean all documents now owned or hereafter acquired by Debtor, such term having the broadest meaning attributable to it under the Uniform Commercial Code or other applicable law.

"Fixtures" shall mean all goods, chattels, fixtures, equipment and all personal property affixed or in any manner attached to any land and/or building(s) or structure(s) thereon, now owned or hereafter acquired by Debtor or in which Debtor now owns or hereafter acquired any interest, including all additions, accessions and appurtenances thereto, all replacements and substitutions therefor, and all proceeds, products and accessions, thereof, however attached or affixed and wherever located. As used herein the term "Fixtures" shall have the broadest meaning attributable to it under the Uniform Commercial Code or other applicable law.

"General Intangibles" shall mean all personal property other than goods, accounts, chattel paper, documents and instruments, now owned or hereafter acquired by Debtor, such term having the broadest meaning attributable to it under the Uniform Commercial Code or other applicable law, and including without limitation all things in action, all contract rights, subscription rights and all rights and interests of any nature or kind now owned or hereafter acquired by Debtor in any partnership, venture or other business association or entity.

"Indebtedness" shall mean (a) all liabilities and obligations of Debtor to Secured Parties arising under or pursuant to any or all of the Loan Agreements, the Notes or this Agreement, (b) all renewals, extensions, increases, modifications and/or rearrangements or reschedulings of any or all of the foregoing referenced liabilities and obligations and of any part thereof, and any substitutions of the same, to which the Secured Parties may hereafter agree in writing, and (c) all costs, expenses and attorneys' fees and legal expenses which may be paid or incurred by the Secured Parties in connection with (x) enforcing payment by Debtor of the Indebtedness, (y) enforcing its security interest hereunder, or (z) protecting, preserving, handling, dealing with, selling or otherwise disposing of or realizing upon the Collateral or its security interest therein.

"Instruments" shall mean all instruments now owned or hereafter acquired by Debtor, such term having the broadest meaning attributable to it under the Uniform Commercial Code or other applicable law.

"Inventory" shall mean all goods now or hereafter (a) held by Debtor for sale or lease, (b) furnished or to be furnished by Debtor to a third party under any contract of service, (c) held by Debtor as raw materials or work in process or (d) used or consumed by Debtor in the ordinary course of business.

"Personal Property" shall mean all goods and all personal property of any nature or description, wherever located, now owned or hereafter acquired by Debtor, together with all additions or appurtenances thereto, all substitutions therefor, and all proceeds, products and accessions thereof. As used herein the term "goods" shall have the broadest meaning attributable to it under the Uniform Commercial Code or other applicable law.

2. Grant of Security Interest. As security for the payment of the Indebtedness, the Debtor hereby grants, pledges and assigns to the Secured Parties a continuing security interest in the Collateral.

3.   Perfection of Security Interest.

     (a) Financing Statements and Other Actions. The Debtor hereby authorizes the Secured Parties to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral, without the signature of the Debtor where permitted by applicable law, and agrees itself to take all such other actions and to execute and deliver and file or cause to be filed such financing statements, continuation statements, and other documents, as the Secured Parties may reasonably require in order to establish and maintain a perfected, valid and continuing security interest of the Secured Parties in the Collateral.

     (b) Delivery. The Debtor agrees immediately to deliver to the Secured Parties, appropriately endorsed to the order of the Secured Parties, any Document or Instrument of which the Debtor is or becomes owner or holder.

4. Records; Information. The Debtor agrees to keep at its principal place of business, as shown in the opening paragraph of this Agreement, its records concerning the Collateral, which records shall be sufficiently accurate to enable the Secured Parties or its designee to determine at any time the status thereof. The Debtor agrees promptly to furnish to the Secured Parties such information concerning the Debtor, the Collateral and any Account Debtor as the Secured Parties may reasonably request.

5. Representations and Warranties of the Debtor. The Debtor represents and warrants that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in all such jurisdictions in which it is doing business, (b) the execution, delivery and performance of this Agreement and the above pledge and assignment and grant of a security interest in the Collateral to the Secured Parties have been duly authorized and are not contrary to or in violation of law, any order of a court or government agency, the Debtor's certificate of incorporation or by-laws, or any other agreement, instrument, or other document to which the Debtor is a party or by which the Debtor or any of its assets may be bound, (c) this Agreement is the legal, valid and binding obligation of the Debtor and, subject to the making of any filings required pursuant to
Section 3(a) hereof and the delivery of any Collateral to the Secured Parties pursuant to Section 3(b) hereof, creates a valid, enforceable and perfected security interest in the Collateral, first and prior to any or all other liens, claims, encumbrances or security interests except for the Permitted Liens and the Pari Passu Liens (as such terms are defined in the Loan Agreements), and the Debtor is duly authorized to make all filings and take all other actions necessary or desirable to perfect and to continue perfected such security interest, (d) all of the Debtor's right, title and interest in and to the Collateral is free and clear of all liens, claims, charges, pledges, security interests and encumbrances, except for the security interests granted to the Secured Parties herein, the Permitted Liens and the Pari Passu Liens (as such terms are defined in the Loan Agreements), and (e) no consent of any person or entity is required, except such as have been obtained in writing by Debtor and delivered to Secured Parties, in order to render this Agreement, the Loan Agreements and the Notes fully enforceable against the Debtor in accordance with their terms or to prevent the execution and delivery of this Agreement, the Loan Agreements and the Notes from violating the terms of or giving rise to a default or event of default under any other agreement, instrument or document to which the Debtor is a party or by which the Debtor or any of its assets are bound.

6.   Covenants.

     (a) Affirmative Covenants. The Debtor shall (i) perform and observe all the terms and provisions of any agreement for the rendering of services or any other agreement, giving rise to an Account Receivable to be performed or observed by it, maintain any such agreement in full force and effect, enforce any such agreement in accordance with its terms, and take all such action to such and as may be from time to time requested by the Secured Parties; (ii) at the Debtor's expense, furnish to the Secured

Parties promptly upon receipt thereof copies of all notices, requests and other documents received by the Debtor in connection with any Account Receivable, and from time to time (x) furnish to the Secured Parties such information and reports regarding any Account Receivable as the Secured Parties may reasonably request, and (y) upon request of the Secured Parties, make to any Account Debtor such demand and request for information and reports or for such action as the Debtor may be entitled to make in connection with any Account Receivable; (iii) at the Debtor's expense, take such action as the Debtor or the Secured Parties may deem necessary or advisable to enforce collection of amounts due or to become due in respect of any Account Receivable; (iv) take out and maintain in effect such policies of insurance covering the Collateral as the Secured Parties may reasonably require; and (v) maintain and preserve the Collateral in good condition and take all such action to such end as may be from time to time requested by the Secured Parties.

        (b) Negative Covenants. The Debtor shall not without the prior written consent of the Secured Parties (i) sell, assign or otherwise dispose of the Collateral, or (ii) create or suffer to exist any security interest, financing statement, lien or other encumbrances upon or with respect to the Collateral to secure indebtedness of any person or entity, except for the security interest granted to the Secured Parties hereunder and the Permitted Liens (as defined in the Loan Agreements).

7. Rights of the Secured Parties upon Default. On and after the occurrence of a Default by the Debtor, all the Indebtedness shall, at the option of the Secured Parties, become immediately due and payable, without notice or demand. The Secured Parties may (a) enforce collection of any of the Collateral by suit or any other lawful means available to the Secured Parties, (b) surrender, release or exchange all or any part of the Collateral, or compromise or extend or renew for any period any indebtedness thereunder or evidenced thereby, (c) assert all other rights of a secured party under the Uniform Commercial Code or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease or otherwise retain, liquidate or dispose of all or any portion of the Collateral. The proceeds of any collection, liquidation or other disposition of the Collateral shall be applied by the Secured Parties first to the payment of all expenses (including without limitation, all fees, taxes, reasonable attorney's fees and legal expenses) incurred by the Secured Parties in connection with retaking, holding, collecting, or liquidating the Collateral. The balance of such proceeds, if any, shall, to the extent permitted by law, be applied to the payment of the Indebtedness in such order of application as the Secured Parties may, in its sole discretion, elect. In case of any deficiency, the Debtor shall, whether or not then due, remain liable therefor. In addition to the foregoing, the Secured Parties shall be entitled to exercise any and all other rights and remedies provided to Secured Parties under this Agreement, the Loan Agreements, the Notes, and applicable law and equity.

8. The Secured Parties' Duties and Right to Perform. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Parties shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. If the Debtor fails to perform any of its obligations hereunder, or under any agreement giving use to or in connection with any Account Receivable, the Secured Parties may themselves perform, or cause the performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall be payable by the Debtor.

9. Indemnity and Expenses. The Debtor agrees to indemnify the Secured Parties from and against any and all claims, losses and liabilities arising out of or connected with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely from the Secured Parties' gross negligence or wilful misconduct.

10. Security Interest Absolute. All rights of the Secured Parties hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of:

     (a) any lack of validity or enforceability of the Indebtedness or any agreement or instrument contemplated thereby;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the terms of the Indebtedness or any other agreements contemplated thereby;

     (c) any exchange, release or non-perfection of any other security interest, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Indebtedness; or

     (d) any other circumstance (other than payment in full) which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of the Indebtedness or in respect of this Agreement.

11. Cumulative Security. Neither the execution and delivery of this Agreement nor the taking hereafter of any security for payment of the Indebtedness shall in any manner impair or affect any other security for payment of the Indebtedness. All such present and future additional security is to be considered as cumulative security.

12. Continuing Agreement. This is a continuing agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Secured Parties hereunder shall continue to exist until the Indebtedness is paid in full as the same becomes due and payable and until Secured Parties, upon request of Debtor, has executed a written termination statement, reassigned to Debtor without recourse the Collateral and all rights conveyed hereby, and returned possession of the Collateral to Debtor.

13. Notices. All notices, requests and other communications to either party hereunder shall be in writing and shall be given to such party at its address or telefax number set forth at the beginning of this Agreement or such other address or telefax number of which such party may hereafter give notice to the other. Each such notice, request or other communication shall be effective (i) if given by telefax, upon transmission with a machine-generated transmittal confirmation, (ii) if given by mail, 72 hours after such communication is deposited in the United States mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

14. Remedy and Waiver. Secured Parties may remedy any Default without waiving the Default rendered, and may waive any Default without waiving any prior or subsequent Default. No failure or delay by the Secured Parties in the exercise of any right or remedy under this Agreement or under the Uniform Commercial Code or any applicable law shall operate as a waiver hereunder or thereunder, and no partial exercise by the Secured Parties of any right or remedy of the Secured Parties hereunder or thereunder shall preclude the further exercise by the Secured Parties of any other right or remedy hereunder or thereunder.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

16. Successors and Assigns. The rights and obligations of the parties hereto shall be binding on and shall inure to the benefit of their successors and assigns, except that in accordance with Section 6 of this Agreement, the rights and obligations hereunder may not be assigned by Debtor.

17. Modification. This agreement or any provision hereof may be modified or amended only by a written agreement signed by both parties hereto.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

DEBTOR

nSTOR TECHNOLOGIES, INC.

      /s/ Mark F. Levy
By:______________________________
   Mark F. Levy, President
                                    Title:


SECURED PARTIES

    /s/ H. Irwin Levy
__________________________________
H. Irwin Levy

   /s/ Bernard A. Marden
__________________________________
Bernard A. Marden

  /s/ Herbert Gimmelstob
__________________________________
Herbert Gimmelstob


FAIRWAY PARTNERSHIP

/s/ Valerie Herschman Revocable Trust
_____________________________________
By: Valerie Herschman Revocable Trust,
         a partner

       Shirley Fiterman
By:________________________________________
   Shirley Fiterman, Trustee

EXHIBIT 10.20


COLLATERAL ASSIGNMENT OF NOTE, LOAN AGREEMENT,
SECURITY AGREEMENT AND SECURITY INSTRUMENTS

THIS COLLATERAL ASSIGNMENT OF NOTE, LOAN AGREEMENT, SECURITY AGREEMENT AND SECURITY INSTRUMENTS (the "Assignment") is made the 5th day of March, 1998, by NSTOR TECHNOLOGIES, INC., a Delaware corporation ("Assignor") in favor of in favor of H. Irwin Levy, an individual resident of the State of Florida ("Levy"), Fairway Partnership, a Minnesota general partnership, Herbert Gimmelstob, an individual resident of the State of Florida, and Bernard A. Marden, an individual resident of the State of Florida (collectively, the "Assignees").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof is hereby acknowledged, and to insure the full and timely payment of all sums due and to become due and performance under those certain Promissory Notes dated March 5, 1998 in favor of Assignees (the "Assignee Notes"), the Assignor does hereby collaterally grant, transfer and assign unto the Assignees as collateral security the Assignor's entire right, title and interest in and to the following original instruments (collectively referred to herein as the "Assigned Instruments"):

1. Revolving Credit Note ("Note") in the original principal amount of $5,000,000 issued by Assignor to nStor Corporation, Inc. ("Borrower") dated March 5, 1998.

2. Amended and Restated Loan Agreement between Borrower and Assignor, dated March 5, 1998 ("Loan Agreement").

3.   Amended and Restated Security Agreement between Borrower and
Assignor, dated March 5, 1998 ("Loan Agreement").

4. UCC-1 Financing Statement filed with the Secretary of State of Florida at File No. 980000051936.

By this Assignment, Assignor agrees and by its acceptance hereof Assignee agrees that any uncured default after any applicable notice and cure period under the Loan Agreement, as defined therein, shall constitute a default under this Assignment. This Assignment shall constitute a present assignment, transfer and conveyance by Assignor to Assignee of the Assigned Instruments.

This Assignment is made subject to all of the applicable terms and conditions of the Assignee Notes.

As an inducement for Assignees to accept this Assignment, Assignor hereby represents and warrants to Assignees that: (i) the Assigned Instruments are in full force and effect in accordance with their terms and have not been amended, (ii) no default has occurred and is continuing under any of the Assigned Instruments, and to the best knowledge of Assignor, no circumstance or state of facts exists which, with the giving of notice or passage of time, or both, would result in the occurrence of any such default, (iii) Borrower has made all payments heretofore due and owing pursuant to the Assigned Instruments, and (iv) neither Borrower nor Assignor has any rights of offset or defenses with respect to its respective obligations under the Assigned Instruments.

This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

 IN WITNESS WHEREOF, this Assignment has been executed as of the date first set forth above.

Witnesses:
          NSTOR TECHNOLOGIES, INC.,
          a Delaware corporation

                                 By:    /s/ Mark F. Levy
                                    ______________________________
                                      Mark F. levy, Presdient

/s/ Margaret Diane Bly
________________________________
Printed Name: Margaret Diane Bly

/a/ Laura J. Friedman
________________________________
Printed Name: Laura J. Friedman


Accepted:

     /s/ H. Irwin Levy
________________________________
H. Irwin Levy

    /s/ Bernard A. Marden
________________________________
Bernard A. Marden

   /s/ Harbert Gimmelstob
________________________________
Herbert Gimmelstob


FAIRWAY PARTNERSHIP

By: Valerie Herschman Revocable Trust,
a partner

       /s/ Shirley Fiterman, Trustee
By:___________________________________
    Shirley Fiterman, Trustee


STATE OF FLORIDA    )
                    ) SS.
COUNTY OF PALM BEACH)

The foregoing instrument was acknowledged before me this 6th day of March, 1998, by Mark F. Levy, as President of nStor Technologies, Inc., a Delaware corporation. He is personally known to me or has produced _________________ as identification.

(NOTARY SEAL)


Name:  Margaret Diane Bly
Notary Public, State of Florida
Commission No.

EXHIBIT 10.21


H. IRWIN LEVY
100 CENTURY BOULEVARD
WEST PALM BEACH, FLORIDA 33417




March 6, 1998
                        H. IRWIN LEVY
                    100 CENTURY BOULEVARD

Mr. Bernard A. Marden


Mr. Herbert Gimelstob


Fairway Partnership


Attention:  Ms. Shirley Fiterman


Re:  Loan to nStor Technologies, Inc.


Lady and Gentlemen:

This letter is intended to memorialize and confirm [certain of] the terms of our agreement to participate in a combined loan in the aggregate principal amount of $5,000,000.00 (hereinafter sometimes referred to as the "Combined Loan") to be advanced to nStor Technologies, Inc. ("Borrower") by H. Irwin Levy ("Levy"), Bernard A. Marden ("Marden"), Herbert Gimelstob ("Gimelstob") and Fairway Partnership ("Fairway").
Levy, Marden, Gimelstob and Fairway are hereinafter sometimes collectively referred to as the "Constituent Lenders" and each, individually, as a "Constituent Lender".

The Combined Loan shall be comprised of four (4) constituent loans (hereinafter sometimes collectively referred to as the "Constituent Loans", and each, individually, as a "Constituent Loan"), such Constituent Loans to be in the principal amount of, respectively, $2,000,000.00 (the "Levy Constituent Loan"), $1,000,000.00 (the "Marden Constituent Loan"), $1,000,000.00 (the "Gimelstob Constituent Loan"), and $1,000,000.00 (the "Fairway Constituent Loan").

The Levy Constituent Loan shall be advanced to the Borrower by Levy; the Marden Constituent Loan shall be advanced to the Borrower by Marden; the Gimelstob Constituent Loan shall be advanced to the Borrower by Gimelstob; the Fairway Constituent Loan shall be advanced to the Borrower by Marden.


Each Constituent Loan shall be:

(a) advanced to the Borrower simultaneously with the advancement of the other Constituent Loans;

(b) advanced to the Borrower pursuant to a Loan Agreement to be entered into by and between the Borrower and the Constituent Lender making such Constituent Loan; and

(c) evidenced by Promissory Note of the Borrower in the amount of that Constituent Loan and made payable to the order of that Constituent Lender.

Any and all payments made by the Borrower in respect of either the Combined Loan or any Constituent Loan shall be distributed among the Constituent Lenders on a pari passu and pro rata basis. For example, a $1,000,000.00 principal payment by the Borrower in respect of either the Combined Loan of any Constituent Loan shall be distributed among the Constituent Lenders as follows: $400,000.00 to Levy; $200,000.000 to Marden; $200,000.000 to Gimelstob; and $200,000.000 to Fairway; with such distributions to be made on a pari passu basis.

To the extent that any Constituent Lender shall receive payment from (or for the account of) the Borrower of any amount which is in excess of such Constituent Lender's pro rata share of the aggregate amount of all payments then being made by (or for the account of) the Borrower to all Constituent Lenders, the Constituent Lender receiving such excess payment shall be deemed to have received same as trustee for the benefit of all Constituent Lenders, and such Constituent Lender shall be obligated, forthwith, to remit to the other Constituent Lenders such portion of such excess payment as shall be necessary in order to ensure that each Constituent Lender shall receive its correct pro rata share of the aggregate amount of all payments then being made by (or for the account of) the Borrower.

The Combined Loan (consisting of the four [4] Constituent Loans) shall be secured by a single combined lien upon, and security interest in, certain assets of the Borrower (the "Collateral), such lien and security interest to be created pursuant to the terms of a single Security Agreement to be executed by the Borrower and the Constituent Lenders, and to be perfected by the filing of one or more UCC-1 Financing Statements, etc. Such lien and security interest shall be owned and held by the Constituent Lenders as tenants in common, with each Constituent Lender owning and holding an undivided pro rata interest in such combined lien and security interest as follows: Levy shall own and hold an undivided forty percent (40%) interest therein; Marden shall own and hold an undivided twenty percent (20%) interest therein; Gimelstob shall own and hold an undivided twenty percent (20%) interest therein; and Fairway shall own and hold an undivided twenty percent (20%) interest therein.


The undivided pro rata interest of each Constituent Lender in such combined lien and security interest shall enjoy equal priority with the undivided pro rata interests therein of all other Constituent Lenders. No Constituent Lender shall have any lien, claim or charge upon any of the Collateral which shall be senior or superior to the lien, claim or charge of any other Constituent Lender nor shall any Constituent Lender have any lien, claim or charge upon any of the Collateral which is in excess of his/its undivided pro rata share thereof, to wit: Forty Percent (40%) for Levy; Twenty Percent (20%) for Marden; Twenty Percent (20%) for Gimelstob; and Twenty Percent (20%) for Fairway.

Any and all proceeds derived from any disposition of the Collateral shall be distributed among the Constituent Lenders on a pari passu and pro rata basis, i.e., in the respective proportions noted above.

In the event that the Constituent Lenders shall acquire title to, or any other rights in, the Collateral, or any part thereof, the Constituent Lenders shall be deemed to own and hold such title and/or other rights as tenants in common, with each Constituent Lender owning and holding an undivided pro rata interest in such Collateral as follows: Levy shall own and hold an undivided forty percent (40%) interest therein; Marden shall own and hold an undivided twenty percent (20%) interest therein; Gimelstob shall own and hold an undivided twenty percent (20%) interest therein; and Fairway shall own and hold an undivided twenty percent (20%) interest therein.

In the event that any Constituent Lender shall, individually, acquire title to, or any other rights in, the Collateral, or any part thereof as a result of the foreclosure or enforcement of any security interest with secures such Constituent Lender's Constituent Loan, such Constituent Lender shall be deemed, without need of any further action or confirmation, to own and hold such Collateral as trustee for the benefit of all Constituent Lenders, who shall be deemed to own and hold the beneficial interests in such Collateral as tenants in common, in the respective proportions noted above.

Any and all costs of collection and enforcement of the Combined Loan shall be shared by the Constituent Lenders on a pari passu and pro rata basis.

By signing this letter in the place designated below, we acknowledge and confirm our agreement to the foregoing terms and conditions.

Sincerely,


    /s/ H. Irwin Levy
_________________________________
H. IRWIN LEVY


Confirmed, Acknowledged and Agreed:

   /s/ Bernard A. Marden
__________________________________
Bernard A. Marden

   /s/ Herbert Gimelstob
__________________________________
Herbert Gimelstob

  /s/ Valerie Herschman Revocable Trust
_________________________________
Fairway Partnership

By:  Valerie Herschman Revocable Trust


     /s/ Shirley Fiterman, Trustee
By:_____________________________
   Shirley Fiterman, Trustee




CONSENT AND AGREEMENT OF BORROWER

nStor Technologies, Inc. hereby consents to, and agrees to comply with, the terms and provisions of the foregoing letter agreement.


nStor Technologies, Inc.

      /s/ Mark F. Levy
By:____________________________
    Mark F. Levy, President